[Cover Page]


OPPENHEIMER FLORIDA MUNICIPAL FUND
Semiannual Report  January 31, 1997


[LOGO]OPPENHEIMERFUNDS/SM/
The Right Way to Invest

YIELD

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/97:(4)

CLASS A
4.26%

CLASS B
3.73%

CLASS C
3.41%

This Fund is for FLORIDA residents who need an investment that's EXEMPT from current INCOME TAXES.

HOW YOUR FUND IS MANAGED
Oppenheimer Florida Municipal Fund invests in a diversified portfolio of Florida municipal bonds. As a Fund shareholder, you receive income that is free from federal taxes and the benefit of owning an investment whose shares are exempt from Florida intangible personal property taxes.(1) Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

PERFORMANCE
Cumulative total returns for the six months ended 1/31/97 were 3.99% for Class A shares, 3.51% for Class B shares and 3.46% for Class C shares, without deducting sales charges.(2)

Your Fund's average annual total returns for Class A shares for the 1-year period ended 12/31/96 and since inception on 10/1/93 were (.93)% and 3.64%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 10/1/93 were (1.69)% and 3.63%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 8/29/95 were 2.20% and 6.82%, respectively. (3)

OUTLOOK
"We remain optimistic and, given current market conditions, we believe that municipal bond investments offer a good value."

                                            Robert Patterson, Portfolio Manager
                                                               January 31, 1997

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. As of October 10, 1996, the Fund's name was changed from "Oppenheimer Florida Tax-Exempt Fund."

1. A portion of the distributions paid by the Fund may be subject to federal and state taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

4. Standardized yield is based on net investment income calculated for the 30-day period ended 1/31/97. Falling net asset values will tend to artificially raise yields.

2 Oppenheimer Florida Municipal Fund

BRIDGET A. MACASKILL
President
Oppenheimer
Florida Municipal Fund

Dear Shareholder,

         It's true that the stock market of 1996 received virtually all the recognition this past year. While excitement during the second half of the year revolved around equities, the bond market was experiencing a quiet, yet solid, rebound.

         Some analysts anticipated that moderated economic growth and low inflation would help stabilize interest rates, and even lower them--all factors that would be beneficial for the bond market. During the second half of 1996, that's exactly how events unfolded. In October, when the economy was characterized by a firm dollar, low inflation and slow growth, the Federal Reserve responded by maintaining its hands-off approach to interest rates. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, and no interest rate raises expected from the Federal Reserve, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

         Moving ahead to 1997, President Clinton has pledged to focus on balancing the federal budget during his second term. In fact, politicians from every camp are discussing their intent to reduce the budget, perhaps through a balanced budget amendment. Such a move should prove beneficial for the municipal bond market. The other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

         On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high dividends has decreased over the past few years, making it more difficult to find value bonds. We believe that over the long term and on a tax-adjusted basis, our funds will continue to offer value with the potential for higher total return.

         When you consider the combination of these developments last year--a sustained economic growth pattern, the assurance of a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond investing become much more attractive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill
Bridget A. Macaskill
February 24, 1997

3 Oppenheimer Florida Municipal Fund

ROBERT PATTERSON
Portfolio Manager

Q + A
AN INTERVIEW WITH YOUR FUND'S MANAGERS

HOW HAS THE FUND PERFORMED?
Our Performance has been relatively strong. We attribute the Fund's success to our strategy of holding municipal bonds that offer potentially high after-tax income. As a result of this strategic positioning, Oppenheimer Florida Municipal Fund finished 10th out of 81 Florida municipal debt funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96.(1)

WHAT INVESTMENT STRATEGIES MADE POSITIVE CONTRIBUTIONS
TO PERFORMANCE?
We prefer essential service revenue bonds -- such as water and sewer, toll roads and transportation bonds--to generate obligation bonds. Revenue bonds maintain user fees that generate a revenue stream. These bonds are more in step with today's economic climate, where the policies coming out of Washington place more pressure on states and localities to produce their own revenues and services. With revenue bonds, the primary purpose is to finance an essential service such as water and sewer,and to that extent, they encounter less political pressure and have the capacity to charge fees necessary to maintain the services. Because higher-yielding bonds often have a lower rating, they require careful analysis of the risk of default.

We've reduced our exposure to general obligation bonds, and have avoided the fiscal pressures that have plagued Miami. However, we believe Dade County will offer some interesting opportunities for restructuring financing projects during 1997. Going forward, if Dade County recognizes and resolves its problems, we expect to see signs of better managed communities within this county.(2)

DID ANY INVESTMENTS LAG IN PERFORMANCE?
In the last six months, as interest rates have declined, defensively positioned prerefunded bonds have not performed as well as discount and zero coupon bonds. Fortunately, we correctly anticipated the decline in interest rates and reduced our prerefunded bond exposure. Instead, we purchased housing bonds that provided us with higher income.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?
We've been buying bonds in planned community developments. These neighborhoods are designed for different types of housing--single family, detached and condominium living. They are self-contained communities, with pre-planned grammar, middle and high schools built within the gated community. Demand within these communities is so high that high school registrations have reached capacity even before construction is completed.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We continue to maintain a positive outlook. Currently, long-term interest rates are low, there doesn't appear to be any real inflation on the horizon, and we've seen steady, moderate economic growth in the United States for some time. We therefore remain optimistic and, given current market conditions, we believe that municipal bond investments offer a good value.

1. Source: Lipper Analytical Services 12/31/96. Oppenheimer Florida Municipal Fund was ranked 35th out of 43 funds in its category for the 3-year period ended 12/31/96. Oppenheimer Florida Municipal Fund is characterized by Lipper as a Florida municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.

2. The Fund's portfolio is subject to change.

4 Oppenheimer Florida Municipal Fund


STATEMENT OF INVESTMENTS January 31, 1997 (Unaudited)

                                                                           RATINGS:  MOODY'S/    FACE           MARKET VALUE
                                                                           S&P'S/FITCH'S         AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 96.0%
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA - 87.0%
       -----------------------------------------------------------------------------------------------------------------------------
       Alachua Cnty., FL HFAU RRB, Santa Fe Healthcare Facilities
       Project, 6%, 11/15/09                                               Baa1/AAA              $ 1,000,000    $      1,053,200
       -----------------------------------------------------------------------------------------------------------------------------
       Brevard Cnty., FL HFA MH RRB, Windover Oaks Project,
       Series A, 6.90%, 2/1/27                                             NR/AAA                  1,000,000           1,109,740
       -----------------------------------------------------------------------------------------------------------------------------
       Brevard Cnty., FL Housing FAU SFM RB, 6.70%, 9/1/27                 Aaa/NR                  1,000,000           1,026,500
       -----------------------------------------------------------------------------------------------------------------------------
       Broward Cnty., FL RR RB:
       Broward Waste Energy-LP North Project, 7.95%, 12/1/08               A/A                     1,760,000           1,934,645
       Ses Broward Co.-LP South Project, 7.95%, 12/1/08                    A/A-                    1,370,000           1,505,945
       -----------------------------------------------------------------------------------------------------------------------------
       Broward Cnty., FL School District GOB, Prerefunded, 7.125%,
       2/15/08                                                             Aaa/AAA                   750,000             809,100
       -----------------------------------------------------------------------------------------------------------------------------
       Clay Cnty., FL Housing FAU RB, SFM, 6.55%, 3/1/28                   Aaa/NR                  1,100,000           1,116,126
       -----------------------------------------------------------------------------------------------------------------------------
       Collier Cnty., FL HFAU RRB, The Moorings, Inc. Project, 7%,
       12/1/19                                                             NR/BBB+/A-              1,000,000           1,063,280
       -----------------------------------------------------------------------------------------------------------------------------
       Dade Cnty., FL GORB, FGIC Insured, 12%, 10/1/04                     Aaa/AAA/AAA               100,000             145,836
       -----------------------------------------------------------------------------------------------------------------------------
       Dade Cnty., FL IDAU RB, Miami Cerebral Palsy Services
       Project, 8%, 6/1/22                                                 NR/NR                   1,240,000           1,248,668
       -----------------------------------------------------------------------------------------------------------------------------
       Dade Cnty., FL Professional Sports Franchise Facilities Tax &
       Capital Appreciation RB, MBIA Insured, 5.85%, 10/1/26(1)            Aaa/AAA                 3,200,000             593,440
       -----------------------------------------------------------------------------------------------------------------------------
       Dade Cnty., FL Special Obligation RRB, Series B, AMBAC
       Insured, Zero Coupon, 6.25%, 10/1/14(1)                             Aaa/AAA/AAA             4,755,000           1,743,658
       -----------------------------------------------------------------------------------------------------------------------------
       Fishhawk, FL Community Development District Special
       Assessment RB, 7.625%, 5/1/18                                       NR/NR                   1,000,000             996,700
       -----------------------------------------------------------------------------------------------------------------------------
       FL BOE Capital Outlay Public Education:
       GOB, Prerefunded, Series A, 7.25%, 6/1/23(2)                        Aaa/AAA                 2,210,000           2,446,072
       GORB, Series D, 5.125%, 6/1/22                                      Aa/AA/AA                  700,000             640,647
       -----------------------------------------------------------------------------------------------------------------------------
       FL Division of Bond Finance General Services RB:
       Construction & Recreation Lands-Department of
       Natural Resources, Prerefunded, Series A, MBIA Insured,
       7.25%, 7/1/06                                                       Aaa/AAA                 1,000,000           1,065,850
       Sunshine Skyway Project, Prerefunded, 10.25%, 6/1/08                Aaa/AAA                 1,000,000           1,041,660
       -----------------------------------------------------------------------------------------------------------------------------
       FL HFA RB, Maitland Club Apts. Project, Series B-1,
       AMBAC Insured, 6.75%, 8/1/14                                        Aaa/AAA/AAA             1,000,000           1,066,640
       -----------------------------------------------------------------------------------------------------------------------------
       FL Turnpike Authority RB, Prerefunded, 7.50%, 7/1/19                Aaa/NR/AAA                700,000             767,144
       -----------------------------------------------------------------------------------------------------------------------------
       Hillsborough Cnty., FL IDAU PC RRB, Tampa Electric Co.
       Project, Series 92, 8%, 5/1/22                                      Aa3/AA/AA-              1,000,000           1,163,150
       -----------------------------------------------------------------------------------------------------------------------------
       Hillsborough Cnty., FL Utility RRB, Series A, FSA Insured,
       7%, 8/1/14                                                          Aaa/AAA                   750,000             830,602
       -----------------------------------------------------------------------------------------------------------------------------
       Jacksonville, FL HFAU RB, Daughters Health Project, Series
       B, 7.50%, 11/1/15                                                   Aaa/AA                  2,000,000           2,247,820
       -----------------------------------------------------------------------------------------------------------------------------
       Lee Cnty., FL School Board COP, Series A, 7.75%, 8/1/05             Aaa/AAA                 1,000,000           1,149,870
       -----------------------------------------------------------------------------------------------------------------------------
       Martin Cnty., FL IDAU RRB, Indiantown Cogeneration
       Project, Series A, 7.875%, 12/15/25                                 Baa3/BBB-/BBB           2,000,000           2,291,600



       5   Oppenheimer Florida Municipal Fund


       -----------------------------------------------------------------------------------------------------------------------------
       STATEMENT OF INVESTMENTS (CONTINUED)
                                                                           RATINGS:MOODY'S/      FACE               MARKET VALUE
                                                                           S&P'S/FITCH'S         AMOUNT             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
       Miami Beach, FL RA Tax Increment RB, City Center Historic
       Convention, Series B:
       6.25%, 12/1/16                                                      Baa/BBB              $    500,000     $       501,815
       6.35%, 12/1/22                                                      Baa/BBB                   500,000             502,630
       -----------------------------------------------------------------------------------------------------------------------------
       Miami, FL Sanitation & Sewer Systems GOB, FGIC Insured,
       6.50%, 1/1/14                                                       Aaa/AAA                 1,750,000           1,855,858
       -----------------------------------------------------------------------------------------------------------------------------
       Orange Cnty., FL Housing FAU SFM RB, 6.85%, 10/1/27                 NR/AAA                  1,000,000           1,040,720
       -----------------------------------------------------------------------------------------------------------------------------
       Orange Cnty., FL Sales Tax RB, Series B, MBIA Insured,
       5.375%, 1/1/24                                                      Aaa/AAA                 1,000,000             941,750
       -----------------------------------------------------------------------------------------------------------------------------
       Orlando, FL Utilities Commission Water & Electric RB,
       Inverse Floater, 7.316%, 10/1/17(3)                                 Aa/AA-                  1,000,000             962,500
       -----------------------------------------------------------------------------------------------------------------------------
       Port St. Lucie, FL Utility RB, Series A, FGIC Insured, Zero
       Coupon, 6.25%, 9/1/16(1)                                            Aaa/AAA                 1,045,000             328,987
       -----------------------------------------------------------------------------------------------------------------------------
       St. Petersburg, FL Public Improvement RRB, MBIA Insured,
       6.375%, 2/1/12                                                      Aaa/AAA                   750,000             795,518
                                                                                                                      --------------
                                                                                                                      35,987,671
------------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 9.0%
------------------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth Aqueduct & Sewer Authority RB,
       Escrowed to Maturity, 10.25%, 7/1/09                                Aaa/AAA                   400,000             554,648
       -----------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth HTAU RB:
       Prerefunded, Series T, 6.625%, 7/1/18                               Aaa/AAA                   500,000             559,260
       Series W, Inverse Floater, 6.688%, 7/1/10(3)                        Baa1/A                  1,000,000             963,750
       -----------------------------------------------------------------------------------------------------------------------------
       PR Public Buildings Authority Guaranteed Public Education &
       HF RB, Prerefunded, Series L, 6.875%, 7/1/21                        Aaa/AAA                   600,000             677,958
       -----------------------------------------------------------------------------------------------------------------------------
       PR Telephone Authority RB, MBIA Insured, Inverse Floater,
       7.068%, 1/16/15(3)                                                  Aaa/AAA                 1,000,000             970,000
                                                                                                                    ----------------
                                                                                                                       3,725,616
                                                                                                                    ----------------

       Total Municipal Bonds and Notes (Cost $39,542,569)                                                             39,713,287

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 2.4%
------------------------------------------------------------------------------------------------------------------------------------
       St. Lucie, FL PC RRB, Florida Power & Light Co. Project,
       3.60%, 1/1/26(4)                                                                            1,000,000           1,000,000
       -----------------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENTS, AT VALUE (COST $40,542,569)                                                   98.4%         40,713,287
       -----------------------------------------------------------------------------------------------------------------------------
       OTHER ASSETS NET OF LIABILITIES                                                                   1.6             642,704
                                                                                                   ----------    ----------------
       NET ASSETS                                                                                      100.0%    $    41,355,991
                                                                                                   ==========    ================


     6   Oppenheimer Florida Municipal Fund

       -------------------------------------------------------------------------
       STATEMENT OF INVESTMENTS (CONTINUED)

       1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
       2. Securities with an aggregate market value of $221,364 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
       3. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $2,896,250 or 7% of the Fund's net assets at January 31, 1997.
       4. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on January 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

       As of January 31, 1997, securities subject to the alternative minimum tax amounted to $6,541,586 or 15.82% of the Fund's net assets.

       Distribution of investments by industry, as a percentage of total investments at value, is as follows:

       INDUSTRY                                                                                    MARKET VALUE          PERCENT

       General Obligation                                                                        $     5,897,513             14.5%
       Resource Recovery                                                                               3,440,590              8.5
       Special Assessment                                                                              3,390,103              8.3
       Highways                                                                                        3,331,814              8.2
       Hospital/Healthcare                                                                             3,301,020              8.1
       Single Family Housing                                                                           3,183,346              7.8
       Lease Rental                                                                                    2,893,678              7.1
       Sales Tax                                                                                       2,685,408              6.6
       Corporate Backed                                                                                2,291,600              5.6
       Multi-Family Housing                                                                            2,176,380              5.3
       Pollution Control                                                                               2,163,150              5.3
       Water Utilities                                                                                 1,714,237              4.2
       Non Profit Organization                                                                         1,248,668              3.1
       Adult Living Facilities                                                                         1,063,280              2.6
       Telephone Utilities                                                                               970,000              2.4
       Electric Utilities                                                                                962,500              2.4
                                                                                                 ----------------     --------------
                                                                                                 $    40,713,287            100.0%
                                                                                                 ================     ==============

       To simplify the listings of the Oppenheimer Florida Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:



       BOE - Board of Education                                        IDAU - Industrial Development Authority
       COP - Certificates of Participation                             MH - Multifamily Housing
       FAU - Finance Authority                                         PC - Pollution Control
       GOB - General Obligation Bonds                                  RA - Redevelopment Agency
       GORB - General Obligation Refunding Bonds                       RB - Revenue Bonds
       HF - Health Facilities                                          RR - Resource Recovery
       HFA - Housing Finance Agency                                    RRB - Revenue Refunding Bonds
       HFAU - Health Facilities Authority                              SFM - Single Family Mortgage
       HTAU - Highway & Transportation Authority


     See accompanying Notes to Financial Statements.

       7   Oppenheimer Florida Municipal Fund


                                STATEMENT OF ASSETS AND LIABILITIES JANUARY 31, 1997 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ASSETS                          Investments, at value (cost $40,542,569) - see accompanying statement                   $40,713,287
                                ----------------------------------------------------------------------------------------------------
                                Cash                                                                                        219,634
                                ----------------------------------------------------------------------------------------------------
                                Receivables:
                                Interest                                                                                    530,942
                                Shares of beneficial interest sold                                                           86,074
                                Daily variation on futures contracts - Note 5                                                36,583
                                ----------------------------------------------------------------------------------------------------
                                Deferred organization costs - Note 1                                                            494
                                ----------------------------------------------------------------------------------------------------
                                Other                                                                                         4,011
                                                                                                                  ------------------
                                Total assets                                                                             41,591,025
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                     Payables and other liabilities:
                                Dividends                                                                                   121,801
                                Trustees' fees                                                                               42,648
                                Shares of beneficial interest redeemed                                                       32,249
                                Shareholder reports                                                                          16,821
                                Distribution and service plan fees                                                            5,487
                                Audit fees                                                                                    4,981
                                Transfer and shareholder servicing agent fees                                                 2,157
                                Other                                                                                         8,890
                                                                                                                  ------------------
                                Total liabilities                                                                           235,034
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                              $41,355,991
                                                                                                                  ------------------
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                  Paid-in capital                                                                         $41,505,358
NET ASSETS                      ----------------------------------------------------------------------------------------------------
                                Undistributed net investment income                                                          10,051
                                ----------------------------------------------------------------------------------------------------
                                Accumulated net realized loss on investment transactions                                   (331,073)
                                ----------------------------------------------------------------------------------------------------
                                Net unrealized appreciation on investments - Notes 3 and 5                                  171,655
                                                                                                                  ------------------
                                Net assets                                                                               $41,355,991
                                                                                                                  ------------------
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                 Class A Shares:
PER SHARE                       Net asset value and redemption price per share (based on net assets
                                of $26,830,491 and 2,396,638 shares of beneficial interest outstanding)                       $11.20
                                Maximum offering price per share (net asset value plus sales charge
                                of 4.75% of offering price)                                                                   $11.76

                                ----------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value, redemption price and offering price per share (based on net
                                assets of $14,052,456 and 1,253,275 shares of beneficial interest outstanding)                $11.21

                                ----------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value, redemption price and offering price per share (based on
                                net assets of $473,044 and 42,274 shares of beneficial interest outstanding)                  $11.19


                                See accompanying Notes to Financial Statements.


                                8  Oppenheimer Florida Municipal Fund

                                ----------------------------------------------------------------------------------------------------
                                STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME               Interest                                                                                 $1,165,119
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES                        Management fees - Note 4                                                                    107,540
                                ----------------------------------------------------------------------------------------------------
                                Distribution and service plan fees - Note 4:
                                Class A                                                                                      27,949
                                Class B                                                                                      67,250
                                Class C                                                                                         823
                                ----------------------------------------------------------------------------------------------------
                                Shareholder reports                                                                          16,710
                                ----------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4                                       15,412
                                ----------------------------------------------------------------------------------------------------
                                Trustees' fees and expenses - Note 1                                                          9,254
                                ----------------------------------------------------------------------------------------------------
                                Legal and auditing fees                                                                       5,066
                                ----------------------------------------------------------------------------------------------------
                                Insurance expenses                                                                            2,067
                                ----------------------------------------------------------------------------------------------------
                                Custodian fees and expenses                                                                   1,521
                                ----------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A                                                                                       2,266
                                Class B                                                                                         258
                                Class C                                                                                         118
                                ----------------------------------------------------------------------------------------------------
                                Other                                                                                         2,458
                                                                                                                  ------------------
                                Total expenses                                                                              258,692
                                Less expenses paid indirectly - Note 4                                                       (2,514)
                                Less reimbursement and assumption of expenses by
                                OppenheimerFunds, Inc. - Note 4                                                             (20,968)
                                                                                                                  ------------------
                                Net expenses                                                                                235,210
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                       929,909
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND                    Net realized gain (loss) on:
UNREALIZED GAIN (LOSS)          Investments                                                                                 (40,251)
                                Closing of futures contracts                                                                 84,389
                                                                                                                  ------------------
                                Net realized gain                                                                            44,138
                                ----------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on investments                        287,757
                                                                                                                  ------------------
                                Net realized and unrealized gain                                                            331,895
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $1,261,804
                                                                                                                  ------------------
                                                                                                                  ------------------

                                See accompanying Notes to Financial Statements.

                                9  Oppenheimer Florida Municipal Fund


------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SIX MONTHS ENDED
                                                                             JANUARY 31, 1997  PERIOD ENDED       YEAR ENDED
                                                                             (UNAUDITED)       JULY 31, 1996(1)   DECEMBER 31,1995
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS             Net investment income                                   $929,909           $946,530           $1,358,473
                       -------------------------------------------------------------------------------------------------------------
                       Net realized gain (loss)                                  44,138            179,624             (116,007)
                       -------------------------------------------------------------------------------------------------------------
                       Net change in unrealized appreciation or depreciation    287,757         (1,072,986)           2,622,466
                                                                             -------------------------------------------------------
                       Net increase in net assets resulting from operations   1,261,804             53,168            3,864,932

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND          Dividends from net investment income:
DISTRIBUTIONS          Class A                                                 (601,030)          (584,598)            (824,373)
TO SHAREHOLDERS        Class B                                                 (312,350)          (351,171)            (528,564)
                       Class C                                                   (3,626)            (2,112)                 (79)
------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL  INTEREST   Net  increase in net assets  resulting  from
                       beneficial interest transactions - Note 2:
                       Class A                                                7,265,322            503,417            5,923,134
                       Class B                                                1,043,149            574,639            3,616,484
                       Class C                                                  399,347             35,925               38,376

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS             Total increase                                         9,052,616            229,268           12,089,910
                       -------------------------------------------------------------------------------------------------------------
                       Beginning of period                                   32,303,375         32,074,107           19,984,197
                                                                       -------------------------------------------------------------
                       End of period [including undistributed
                       (overdistributed) net investment income
                       of $10,051, $(2,852) and $(7,891),
                       respectively]                                        $41,355,991        $32,303,375          $32,074,107
                                                                       -------------------------------------------------------------
                                                                       -------------------------------------------------------------

                                1. The Fund changed its fiscal year end from December 31 to July 31.
                                See accompanying Notes to Financial Statements.

                                10  Oppenheimer Florida Municipal Fund


------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                             CLASS A                                                                   CLASS B
                             -----------------------------------------------------------------         -----------------------------
                             SIX MONTHS        PERIOD                                                  SIX MONTHS         PERIOD
                             ENDED             ENDED                                                   ENDED              ENDED
                             JANUARY 31,       JULY 31,   YEAR ENDED DECEMBER 31,                      JANUARY 31, 1997   JULY 31,
                             1997 (UNAUDITED)  1996(2)    1995        1994             1993(3)         (UNAUDITED)        1996(2)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value,
beginning of period          $11.07           $11.40      $10.26       $11.79            $11.43         $11.09           $11.42
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income           .31              .36         .63          .64               .14            .27              .31
Net realized and
unrealized gain (loss)          .12             (.34)       1.14        (1.53)              .36            .11             (.34)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations           .43              .02        1.77         (.89)              .50            .38             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from
net investment income          (.30)            (.35)       (.63)        (.64)             (.14)          (.26)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period                       $11.20           $11.07      $11.40       $10.26            $11.79         $11.21           $11.09
                             =======================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT
NET ASSET VALUE(4)             3.99%            0.25%      17.60%       (7.66)%            4.39%          3.51%           (0.19)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)              $26,830          $19,366     $19,377      $11,992            $7,062        $14,052          $12,865
------------------------------------------------------------------------------------------------------------------------------------
Average net
assets (in thousands)       $22,177          $18,415     $14,508       $9,741            $2,471        $13,340          $12,843
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income          5.45%(5)         5.50%(5)    5.71%        5.90%             5.08%(5)       4.72%(5)         4.75%(5)
Expenses, before
reimbursement and
voluntary assumption
by the Manager
or Distributor(6)              1.15%(5)         1.23%(5)    1.36%        1.25%             1.89%(5)       1.89%(5)         1.97%(5)
Expenses, net of
reimbursement and voluntary
assumption by the Manager
or Distributor                 1.03%(5)         1.09%(5)    0.53%        0.29%               --           1.77%(5)         1.83%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)    13.2%            21.2%       18.4%        30.4%                --          13.2%            21.2%


1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2.  The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from October 1, 1993 (commencement of operations) to December 31, 1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5.  Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1997 were $11,820,881 and $4,519,989, respectively.
See accompanying Notes to Financial Statements.

                              11    Oppenheimer Florida Municipal Fund

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
                                         CLASS B (CONTINUED)                        CLASS C
                                         ---------------------------------------    ------------------------------------------------
                                                                                    SIX MONTHS        PERIOD
                                                                                    ENDED             ENDED        PERIOD ENDED
                                         YEAR ENDED DECEMBER 31,                    JANUARY 31,       JULY 31,     DECEMBER 31,
                                            1995             1994       1993(3)     1997 (UNAUDITED)  1996(2)      1995(1)
                                         -------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $10.27           $11.81      $11.43       $11.07            $11.40       $10.96
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .55              .56         .12          .26               .31          .20
Net realized and unrealized gain (loss)           1.15            (1.54)        .38          .12              (.34)         .44
---------------------------------------------------------- -------------------------------------------------------------------------
Total income (loss) from investment
operations                                        1.70             (.98)        .50          .38              (.03)         .64
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                                 (.55)            (.56)       (.12)        (.26)             (.30)        (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.42           $10.27      $11.81       $11.19            $11.07       $11.40
                                         ===========================================================================================
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)              16.81%           (8.42)%      4.35%        3.46%            (0.22)%       5.86%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $12,658           $7,992      $4,874         $473               $72          $39
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $10,772           $6,987      $2,304         $163               $78           $5
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.92%            5.13%       4.20%(5)     4.46%(5)          4.68%(5)     4.68%(5)
Expenses, before reimbursement and
voluntary assumption by the Manager
or Distributor(6)                                 2.11%            1.99%       2.20%(5)     1.96%(5)          1.99%(5)     1.92%(5)
Expenses, net of reimbursement and
voluntary assumption by the Manager
or Distributor                                    1.29%            1.03%       0.38%(5)     1.82%(5)          1.87%(5)     1.43%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                       18.4%            30.4%        --          13.2%             21.2%        18.4%


1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2.  The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from October 1, 1993 (commencement of operations) to December 31, 1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5.  Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1997 were $11,820,881 and $4,519,989, respectively.
See accompanying Notes to Financial Statements.

                              12    Oppenheimer Florida Municipal Fund

         NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.       SIGNIFICANT ACCOUNTING POLICIES
         Oppenheimer   Florida   Municipal  Fund  (the  Fund),   formerly  named
         Oppenheimer Florida Tax-Exempt Fund, is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income and Florida state taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

         INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

         ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

         FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

         TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1997, a provision of $5,097 was made for the Fund's projected benefit obligations, and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $42,596 at January 31, 1997.

         ORGANIZATION COSTS. The Manager advanced $1,480 for organization and start-up costs of the Fund. Such expenses are being amortized over a five year period from the effective date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

         DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

         13 Oppenheimer Florida Municipal Fund

         CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.  Net investment income
         (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
         (loss) was recorded by the Fund.

         OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Florida and, therefore, may have more credit risks related to the economic conditions of Florida than a portfolio with a broader geographical diversification.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.       SHARES OF BENEFICIAL INTEREST
         The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                SIX MONTHS ENDED JANUARY 31,      PERIOD ENDED JULY 31,          YEAR ENDED DECEMBER 31,
                                1997                              1996(2)                        1995(1)
                                SHARES       AMOUNT               SHARES      AMOUNT             SHARES       AMOUNT
     Class A:
     Sold                       836,082    $  9,371,263           324,714   $ 3,615,201           828,453   $ 9,144,873
     Dividends reinvested        21,418         238,798            21,248       235,271            29,020       318,951
     Redeemed                  (210,001)     (2,344,739)         (296,530)   (3,347,055)         (327,025)   (3,540,690)
                            ------------   -------------        ----------  ------------        ----------  ------------
     Net increase               647,499    $  7,265,322            49,432   $   503,417           530,448   $ 5,923,134
                            ============   =============        ========== =============       ===========  ============

     Class B:
     Sold                       217,359    $  2,432,464           169,888   $ 1,894,958           419,746   $ 4,609,025
     Dividends reinvested         9,610         107,316            10,448       115,841            15,141       166,726
     Redeemed                  (133,850)     (1,496,631)         (128,987)   (1,436,160)         (104,153)   (1,159,267)
                           -------------   -------------        ----------  ------------        ----------  ------------
     Net increase                93,119    $  1,043,149            51,349   $   574,639           330,734   $ 3,616,484
                          ==============    ============       =========== =============        ==========  ============

     Class C:
     Sold                        36,432    $    407,042             6,447   $    72,184             3,407   $    38,376
     Dividends reinvested           213           2,372               140         1,550                --            --
     Redeemed                      (899)        (10,067)           (3,466)      (37,809)               --            --
                         ---------------  --------------      ------------  ------------       -----------  ------------
     Net increase                35,746    $    399,347             3,121   $    35,925             3,407   $    38,376
                          ==============   =============      ============  ============       ===========  ============


     1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.
     2. The Fund changed its fiscal year end from December 31 to July 31.

3.   UNREALIZED GAINS AND LOSSES ON INVESTMENTS
     At January 31, 1997, net unrealized appreciation on investments of $170,718 was composed of gross appreciation of $669,931, and gross depreciation of $499,213.

     14 Oppenheimer Florida Municipal Fund

4.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55 on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

     For the six months ended January 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $67,288, of which $8,294 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $69,777 and $1,632. During the six months ended January 31, 1997, OFDI received contingent deferred sales charges of 36,533 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the six months ended January 31, 1997, OFDI retained $52,358 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of January 31, 1997, OFDI had incurred unreimbursed expenses of $411,178 for Class B.

     The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of January 31,1997, OFDI had incurred unreimbursed expense of $1,318 for Class C.

5.   FUTURES CONTRACTS
     The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates or for purposes of duration management. The Fund may also buy or write put or call options on these futures contracts.

     15 Oppenheimer Florida Municipal Fund

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     At January 31, 1997, the Fund had outstanding futures contracts to purchase debt securities as follows:

                                                               Number of                Valuation as of       Unrealized
                                        Expiration Date        Futures Contracts        January 31, 1997      Appreciation
 ----------------------------------------------------------------------------------------------------------------------------

    Municipal Bond Futures                   3/97                    30                 $3,457,500                $937

16 Oppenheimer Florida Municipal Fund
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     OPPENHEIMER FLORIDA MUNICIPAL FUND
     A Series of Oppenheimer Multi-State Municipal Trust


     OFFICERS AND TRUSTEES       Leon Levy, Chairman of the Board of Trustees
                                 Donald W. Spiro, Vice Chairman of the Board of
                                 Trustees
                                 Bridget A. Macaskill, Trustee and President
                                 Robert G. Galli, Trustee
                                 Benjamin Lipstein, Trustee
                                 Elizabeth B. Moynihan, Trustee
                                 Kenneth A. Randall, Trustee
                                 Edward V. Regan, Trustee
                                 Russell S. Reynolds, Jr., Trustee
                                 Pauline Trigere, Trustee
                                 Clayton K. Yeutter, Trustee
                                 Robert E. Patterson, Vice President
                                 George C. Bowen, Treasurer
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott T. Farrar, Assistant Treasurer
                                 Andrew J. Donohue, Secretary
                                 Robert G. Zack, Assistant Secretary

     INVESTMENT ADVISER          OppenheimerFunds, Inc.

     DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

     TRANSFER AND                OppenheimerFunds Services
     SHAREHOLDER SERVICING
     AGENT

     CUSTODIAN OF                Citibank, N.A.
     PORTFOLIO SECURITIES

     INDEPENDENT AUDITORS        KPMG Peat Marwick LLP

     LEGAL COUNSEL               Gordon Altman Butowsky Weitzen Shalov & Wein


     The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

     This is a copy of a report to shareholders of Oppenheimer Florida Municipal
     Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Florida Municipal Fund. For material information concerning the
     Fund, see the Prospectus.

     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


17 Oppenheimer Florida Municipal Fund